UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2026

Pyxis Oncology, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40881	83-1160910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 Harrison Avenue
Boston, Massachusetts		02118
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 453-3596

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PYXS	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On June 30, 2026, Pyxis Oncology, Inc. (the “Company”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) for a private placement (the “Private Placement”) with certain institutional and accredited investors (each, a “Purchaser” and collectively, the “Purchasers”).

Pursuant to the Securities Purchase Agreement, the Company agreed to issue and sell to the Purchasers an aggregate of (i) 19,600,153 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a purchase price of $2.551 per share, and (ii) common warrants (the “Common Warrants”) to purchase up to an equal amount of shares of Common Stock (the “Common Warrant Shares”) at an exercise price of $3.289 per Common Warrant. The Common Warrants will be exercisable on or after the earlier of (i) the date on which the Company first publicly discloses clinical data from its micvotabart pelidotin (MICVO) Phase 1 monotherapy study in second line and beyond Recurrent / Metastatic Head and Neck Squamous Cell Carcinoma, or (ii) October 1, 2026, and the Common Warrants will expire on July 2, 2029.

Wells Fargo Securities, LLC acted as the placement agent for the Private Placement. The Company has agreed to pay customary placement fees and reimburse certain expenses of the placement agent.

The Private Placement is expected to close on July 2, 2026, subject to customary closing conditions. The Company anticipates the gross proceeds from the Private Placement to be approximately $50.0 million, before deducting placement agent fees and offering expenses, and an additional approximately $64.0 million of gross proceeds if the accompanying Common Warrants are exercised in full for cash.

The upfront proceeds are expected to extend the Company’s cash runway into the second quarter of 2027 and support the continued advancement of its lead clinical program, MICVO (micvotabart pelidotin), through key clinical milestones.

The foregoing descriptions of the Securities Purchase Agreement and the Common Warrants do not purport to be complete and are qualified in their entirety by reference to such agreements, copies of which are filed as Exhibits 10.1 and 4.1 hereto, respectively, and incorporated by reference herein.

Registration Rights Agreement

On July 2, 2026, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Purchasers, pursuant to which the Company agreed to register for resale the Shares and the Common Warrant Shares (the “Registrable Securities”). Under the Registration Rights Agreement, the Company has agreed to prepare and file a registration statement with the U.S. Securities and Exchange Commission (the “SEC”), covering the resale of the Registrable Securities by no later than October 2, 2026 (the “Filing Deadline”). The Company has also agreed to use commercially reasonable efforts to cause such registration statement to become effective as soon as practicable, but in any event no later than the earlier of (i) the fifth Business Day after the date on which the Company is notified, orally or in writing, whichever is earlier, by the SEC that the registration statement will not be “reviewed” or will not be subject to further review and (ii) the 75th calendar day following the initial filing date of the registration statement if the SEC notifies the Company that it will “review” the registration statement (the “Effectiveness Deadline”). The Company also agreed to use commercially reasonable efforts to keep such registration statement effective until the earlier of (i) the date on which all Registrable Securities covered by the registration statement have been sold or otherwise disposed of pursuant to the registration statement or in a transaction in which the transferee receives freely tradeable shares or (ii) the date on which the Registrable Securities no longer constitute “Registrable Securities” pursuant to the definition outlined in the Registration Rights Agreement. The Company has agreed to be responsible for all fees and expenses incurred in connection with the registration of the Registrable Securities. In addition, certain liquidated damages provisions will apply to the Company in the event of registration failures, as described in the Registration Rights Agreement.

The Company has granted the Purchasers customary indemnification rights in connection with the registration statement. The Purchasers have also granted the Company customary indemnification rights in connection with the registration statement.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Registration Rights Agreement, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

To the extent required by Form 8-K, the disclosures in Item 1.01 above are incorporated herein by reference. The securities to be issued and sold to the Purchasers under the Securities Purchase Agreement are not registered under the Securities Act of 1933, as amended (the “Securities Act”), and are being sold in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act. The Company relied on this exemption from registration based in part on representations made by the Purchasers. The securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of common stock or other securities of the Company.

Item 7.01. Regulation FD Disclosure.

On June 30, 2026, the Company issued a press release announcing the Private Placement. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filing with the SEC made by the Company, regardless of any general incorporation language in such filings, except to the extent expressly set forth by reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of Common Warrant
10.1*	Securities Purchase Agreement, dated June 30, 2026, by and among Pyxis Oncology, Inc. and each of the purchasers as party thereto
10.2	Form of Registration Rights Agreement
99.1	Press Release dated June 30, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pyxis Oncology, Inc.

Date:	July 2, 2026	By:	/s/ Jitendra Wadhane
Jitendra Wadhane Principal Financial and Accounting Officer